Exhibit 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors
Belmont Telephone Company
Madison, Wisconsin


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-98859) of Lynch Interactive Corporation pertaining to the 401(k) Savings Plan of Lynch Interactive Corporation and the Upper Peninsula Telephone Company 401(k) Plan and Trust of our report dated January 16, 2003, with respect to the financial statements of Belmont Telephone Company for the years ended December 31, 2002 and 2001 included in this Annual Report (Form 10-K) for the year ended December 31, 2003.





                                                     SIEPERT & CO. LLP
                                                     Certified Public Accountant


Beloit, Wisconsin

April 1, 2004

                       CONSENT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors
Cuba City Telephone Exchange Company
Madison, Wisconsin


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-98859) of Lynch Interactive Corporation pertaining to the 401(k) Savings Plan of Lynch Interactive Corporation and the Upper Peninsula Telephone Company 401(k) Plan and Trust of our report dated January 16, 2003, with respect to the financial statements of Cuba City Telephone Exchange Company for the years ended December 31, 2002 and 2001 included in this Annual Report (Form 10-K) for the year ended December 31, 2003.





                                                    SIEPERT & CO. LLP
                                                    Certified Public Accountants


Beloit, Wisconsin

April 1, 2004

                       CONSENT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors
Lynch Michigan Telephone Holding Corporation


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-98859) of Lynch Interactive Corporation pertaining to the 401(k) Savings Plan of Lynch Interactive Corporation and the Upper Peninsula Telephone Company 401(k) Plan and Trust of our report dated March 4, 2002, with respect to the financial statements of Lynch Michigan Telephone Holding Corporation and Subsidiaries for the year ended December 31, 2001, included in this Annual Report (Form 10-K) for the year ended December 31, 2003.





                                                    SIEPERT & CO. LLP
                                                    Certified Public Accountants


Beloit, Wisconsin

April 1, 2004

                       CONSENT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors
Upper Peninsula Telephone Company
Carney, Michigan


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-98859) of Lynch Interactive Corporation pertaining to the 401(k) Savings Plan of Lynch Interactive Corporation and the Upper Peninsula Telephone Company 401(k) Plan and Trust of our report dated January 17, 2003, with respect to the financial statements of Upper Peninsula Telephone Company for the years ended December 31, 2002 and 2001 included in this Annual Report (Form 10-K) for the year ended December 31, 2003.





                                                    SIEPERT & CO. LLP
                                                    Certified Public Accountants


Beloit, Wisconsin

April 1, 2004